                                For Use In New York Only


--------------------------------------------------------------------------------
                                Smith Barney LifeVestSM


                    Annual Report for:

                 o  Single Premium Variable Life Insurance
                    Policy issued by IDS Life Insurance
                    Company of New York

                    Prospectus for:

                 o  Smith Barney Inc. Stripped ("Zero Coupon")
                    U.S. Treasury Securities Fund, Series A

IDS Life of New York Account 7

Annual Financial Information
--------------------------------------------------------------------------------

Report of Independent Auditors

The Board of Directors
IDS Life Insurance Company of New York

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life of New York Account 7 for Single Premium Variable Life Insurance (comprised of subaccounts NAP, NMM, NHI, NTR, NGO and N04) as of December 31, 1997, and the related statements of operations and changes in net assets for each of the three years in the period then ended, except for the N95 subaccount which is for the period January 1, 1995 to November 15, 1995 (date of maturity of securities in the Trust). These financial statements are the responsibility of the management of IDS Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 with the affiliated mutual fund manager and the unit investment trust sponsor. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of IDS Life of New York Account 7 for Single Premium Variable Life Insurance at December 31, 1997 and the individual and combined results of their operations and the changes in their net assets for the periods described above, in conformity with generally accepted accounting principles.




ERNST & YOUNG LLP
Minneapolis, Minnesota
March 13, 1998



IDS Life of New York Account 7
---------------------------------------------------------------------------------------------------------------------------
Statements of Net Assets                                                                                   Dec. 31, 1997

                                                            Segregated Asset Subaccount                         Combined
-------------------------------------------------------------------------------------------------------------   Variable
Assets                                   NAP       NMM          NHI          NTR          NGO         N04        Account
===========================================================================================================================
Investments  in shares of mutual fund
portfolios  and units of the  trust,  at
market value:  IDS Life Series Fund
Equity Portfolio
33,513 shares at net asset
value of
$29.98 per share
(cost $507,309)                      $1,004,848 $     -   $        -    $        -    $      -    $      -      $1,004,848
IDS Life Series Fund
Money Market Portfolio
95,695 shares at net asset value
of $1.00 per share
(cost $95,690)                               -    95,686           -             -           -           -          95,686
IDS Life Series Fund
Income Portfolio
14,861 shares at net asset
value of  $10.23 per share
(cost $148,231)                              -        -       152,025            -           -           -         152,025
IDS Life Series Fund
Managed Portfolio
8,328 shares at net asset value
of  $18.26 per share
(cost $117,586)                              -        -            -        152,052          -           -         152,052
IDS Life Series Fund Government
Securities Portfolio
1,151 shares at
net asset value of
$10.18 per share
(cost $11,627)                               -        -            -            -        11,715          -          11,715
Smith Barney Inc. Stripped
("Zero Coupon")
U. S. Treasury Securities Fund,
Series A 2004 45,028 units
at net asset value of
$0.68 per unit
(cost $13,622)                               -        -            -            -            -       30,573         30,573
---------------------------------------------------------------------------------------------------------------------------
                                      1,004,848   95,686      152,025       152,052      11,715      30,573      1,446,899
---------------------------------------------------------------------------------------------------------------------------
Dividends receivable                         -       455          916           -            59          -           1,430
---------------------------------------------------------------------------------------------------------------------------
Total assets                          1,004,848   96,141      152,941       152,052      11,774      30,573      1,448,329
===========================================================================================================================
Liabilities
===========================================================================================================================
Payable to IDS Life of New York for:
Mortality and expense risk fee            3,095      156          249           420          19          17          3,956
Minimum death benefit
guarantee risk charge                        -        -            -             -           -           11             11
Issue and administrative
expense charge                               -        -            -             -           -            8              8
Mortality charge                             -        -            -             -           -           14             14
Transaction charge                           -        -            -             -           -            7              7
Payable to mutual fund portfolios and
the trust for investments purchased          -      299          467             -          40           -             806
---------------------------------------------------------------------------------------------------------------------------
Total liabilities                        3,095      455          716           420          59          57           4,802
Net assets applicable to
Variable Life contracts             $1,001,753  $95,686     $152,225      $151,632     $11,715     $30,516      $1,443,527
===========================================================================================================================
Accumulation units outstanding         223,878   70,527      104,605        52,556       6,700      12,449
===========================================================================================================================
Net asset value per
accumulation unit                   $     4.48  $  1.36     $   1.46      $   2.89     $  1.75     $  2.45
===========================================================================================================================

See accompanying notes to financial statements.

IDS Life of New York Account 7
---------------------------------------------------------------------------------------------------------------------------
Statements of Operations                                                                          Year ended Dec. 31, 1997

                                                              Segregated Asset Subaccount                         Combined
--------------------------------------------------------------------------------------------------------------    Variable
Investment income                          NAP       NMM          NHI          NTR          NGO         N04        Account
===========================================================================================================================
Dividend income from mutual
fund portfolios and in the trust       $ 38,768   $4,683      $11,034       $15,582      $1,367      $   -        $ 71,434
---------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense
risk charge                               7,486      696          950         1,177         149         237         10,695
Minimum death benefit
guarantee risk charge                     3,758      346          632           586          72         158          5,552
Issue and administrative
expense charge                            3,085      285          533           481          60         136          4,580
Distribution charge                         784       75          175           121          17          53          1,225
Mortality charge                          4,691      432          789           732          90         197          6,931
Premium tax charge                          272       26           60            42           6          18            424
Transaction charge                           -        -            -             -           -           99             99
---------------------------------------------------------------------------------------------------------------------------
Total expenses                           20,076    1,860        3,139         3,139         394         898         29,506
Investment income (loss) - net           18,692    2,823        7,895        12,443         973        (898)        41,928
===========================================================================================================================
Realized and unrealized gain (loss) on investments - net
===========================================================================================================================
Realized gain (loss) on sales of  investments
in mutual fund  portfolios and in
the trust:
Proceeds from sales                     196,635       -        41,833        19,018      11,291      13,954        282,731
Cost of investments sold                101,199       -        41,601        14,864      11,373       6,504        175,541
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments  95,436       -           232         4,154         (82)      7,450        107,190
Net change in unrealized appreciation
or depreciation of investments           67,292       -           274         6,230         265      (4,302)        69,759
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments          162,728       -           506        10,384         183       3,148        176,949
Net increase (decrease) in net assets
resulting from operations              $181,420   $2,823     $  8,401       $22,827      $1,156      $2,250       $218,877
===========================================================================================================================

See accompanying notes to financial statements.

IDS Life of New York Account 7
---------------------------------------------------------------------------------------------------------------------------
Statements of Operations                                                                          Year ended Dec. 31, 1996

                                                              Segregated Asset Subaccount                         Combined
--------------------------------------------------------------------------------------------------------------    Variable
Investment income                         NAP       NMM          NHI          NTR          NGO         N04         Account
===========================================================================================================================

Dividend income from mutual fund
portfolios and in the trust            $149,047  $ 7,233      $12,955       $10,422     $ 2,286    $     -        $181,943
---------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and
expense risk fee                          7,238    1,184        1,461         1,042         246         236         11,407
Minimum death benefit
guarantee risk charge                     3,473      546          720           514         137         157          5,547
Issue and administrative
expense charge                            3,473      546          720           514         137         157          5,547
Distribution expense charge               2,595      408          538           384         102         118          4,145
Mortality charge                          4,332      681          898           641         171         197          6,920
State premium tax charge                    878      138          182           130          35          39          1,402
Transaction charge                           -        -            -             -           -           98             98
---------------------------------------------------------------------------------------------------------------------------
Total expenses                           21,989    3,503        4,519         3,225         828       1,002         35,066
Investment income (loss) - net          127,058    3,730        8,436         7,197       1,458      (1,002)       146,877
===========================================================================================================================
Realized and unrealized gain (loss) on investments - net

Realized gain (loss) on sales of  investments
in mutual fund  portfolios and in
the trust:
Proceeds from sales                      73,792   88,028       44,981            -       64,950       1,007        272,758
Cost of investments sold                 38,652   88,031       43,851            -       65,167         296        235,997
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
on investments                           35,140       (3)       1,130            -         (217)        711         36,761
Net change in unrealized appreciation
or depreciation of investments          (16,941)       2       (7,659)        8,548      (4,056)       (292)       (20,398)
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments           18,199       (1)      (6,529)        8,548      (4,273)        419         16,363
Net increase (decrease) in net assets
resulting from operations              $145,257  $ 3,729      $ 1,907       $15,745     $(2,815)     $ (583)      $163,240
===========================================================================================================================

See accompanying notes to financial statements.


IDS Life of New York Account 7
----------------------------------------------------------------------------------------------------------------------------------
Statements of Operations                                                                               Year ended Dec. 31, 1995

                                                                    Segregated Asset Subaccount                        Combined
---------------------------------------------------------------------------------------------------------------------  Variable
Investment income                                NAP        NMM       NHI       NTR       NGO       N95*       N04      Account
==================================================================================================================================
Dividend income from mutual
fund portfolios and in the trusts            $ 18,104    $ 9,023   $ 18,799   $ 6,655   $ 2,513    $   -      $    -   $ 55,094
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk charge               4,680      1,030      1,661       841       249       166         224     8,851
Minimum death benefit guarantee risk charge     3,120        687      1,107       561       166       110         150     5,901
Issue and administrative expense charge         3,120        687      1,107       561       166       110         150     5,901
Distribution expense charge                     2,331        513        827       419       124        83         113     4,410
Mortality charge                                3,891        856      1,381       699       207       138         188     7,360
State premium tax charge                          789        174        280       142        42        28          38     1,493
Transaction charge                                 -          -          -         -         -         69          94       163
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                 17,931      3,947      6,363     3,223       954       704         957    34,079
Investment income (loss) - net                    173      5,076     12,436     3,432     1,559      (704)       (957)   21,015
==================================================================================================================================
Realized and unrealized gain (loss) on investments - net
==================================================================================================================================
Net realized gain (loss) on sales of
investments in mutual fund  portfolios and
in the trusts:
Proceeds from sales                            55,575    172,639    274,510    58,977    12,751    40,339        944    615,735
Cost of investments sold                       29,800    172,648    276,207    53,762    12,482    22,694        527    568,120
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments        25,775         (9)    (1,697)    5,215       269    17,645        417     47,615
Net change in unrealized appreciation
or depreciation of investments                202,797          9     35,402    11,563     4,007   (15,804)     9,664    247,638
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                228,572         -      33,705    16,778     4,276     1,841     10,081    295,253
Net increase (decrease)
in net assets resulting from operations      $228,745   $  5,076   $ 46,141   $20,210   $ 5,835   $ 1,137    $ 9,124   $316,268
==================================================================================================================================
*For the period Jan. 1, 1995 to Nov. 15, 1995, date of maturity of securities in the 1995 Trust.

See accompanying notes to financial statements.


IDS Life of New York Account 7
---------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                                              Year ended Dec. 31, 1997


                                                             Segregated Asset Subaccount                         Combined
------------------------------------------------------------------------------------------------------------     Variable
Operations                                NAP       NMM          NHI          NTR          NGO         N04        Account
===========================================================================================================================
Investment income (loss) - net       $   18,692  $ 2,823     $  7,895      $ 12,443    $    973    $   (898)   $    41,928
Net realized gain (loss)
on investments                           95,436        -          232         4,154         (82)      7,450        107,190
Net change in unrealized appreciation
or depreciation of investments           67,292        -          274         6,230         265      (4,302)        69,759
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations               181,420    2,823        8,401        22,827       1,156       2,250        218,877
===========================================================================================================================
Contract Transactions
===========================================================================================================================
Net transfers*                           11,561        -      (10,324)           -           -           -           1,237
Transfers for policy loans              (52,748)       -        7,464          (607)         -           -         (45,891)
Contract terminations:
Surrender benefits                      (61,355)       -       (8,339)      (18,371)    (11,291)    (12,971)      (112,327)
Death benefits                          (59,912)       -      (15,207)           -           -           -         (75,119)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions                  (162,454)       0      (26,406)      (18,978)    (11,291)    (12,971)      (232,100)
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year         982,787   92,863      170,230       147,783      21,850      41,237      1,456,750
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year            $1,001,753  $95,686     $152,225      $151,632     $11,715     $30,516     $1,443,527
===========================================================================================================================
Accumulation Unit Activity
===========================================================================================================================
Units outstanding at
beginning of year                       260,415   70,527      123,932        59,059      13,304      17,938
Net transfers*                            3,094       -        (7,568)            -           -           -
Transfers for policy loans              (12,562)      -         5,533          (220)          -           -
Contract termination:
Surrender benefits                      (14,071)      -        (5,997)       (6,283)     (6,604)     (5,489)
Death benefits                          (12,998)      -       (11,295)            -           -           -
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year        223,878   70,527      104,605        52,556       6,700      12,449
===========================================================================================================================
*Includes  transfer activity from (to) other subaccounts and transfers from (to)
IDS Life of New  York's  fixed  account.

See  accompanying  notes to  financial statements.


IDS Life of New York Account 7
---------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                                              Year ended Dec. 31, 1996


                                                          Segregated Asset Subaccount                            Combined
------------------------------------------------------------------------------------------------------------     Variable
Operations                               NAP       NMM          NHI          NTR          NGO         N04         Account
===========================================================================================================================
Investment income (loss) - net        $127,058  $ 3,730     $  8,436      $  7,197     $ 1,458     $(1,002)   $   146,877
Net realized gain (loss)
on investments                          35,140       (3)       1,130            -         (217)        711         36,761
Net change in unrealized appreciation
or depreciation of investments         (16,941)       2       (7,659)        8,548      (4,056)       (292)       (20,398)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations              145,257    3,729        1,907        15,745      (2,815)       (583)       163,240
===========================================================================================================================
Contract Transactions
===========================================================================================================================
Net transfers*                              -    64,949       (4,516)        2,267     (62,691)         -               9
Transfers for policy loans             (45,449)      -        (2,055)           -           -           -         (47,504)
Contract terminations:
Surrender benefits                          -   (88,028)     (38,409)           -           -           -        (126,437)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions                  (45,449) (23,079)     (44,980)        2,267     (62,691)         -        (173,932)
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year        882,979  112,213      213,303       129,771      87,356      41,820      1,467,442
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year             $982,787 $ 92,863     $170,230      $147,783     $21,850     $41,237     $1,456,750
===========================================================================================================================
Accumulation Unit Activity
===========================================================================================================================
Units outstanding
at beginning of year                   274,198   87,438      157,173        58,036      52,748      17,938
Net transfers*                              -    50,324       (3,572)        1,023     (39,444)          -
Transfers for policy loans             (13,783)      -        (1,508)           -           -            -
Contract termination:
Surrender benefits                          -   (67,235)     (28,161)           -           -            -
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year       260,415   70,527      123,932        59,059      13,304      17,938
===========================================================================================================================
*Includes  transfer activity from (to) other subaccounts and transfers from (to)
IDS Life of New  York's  fixed  account.

See  accompanying  notes to  financial statements.


IDS Life of New York Account 7
---------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                                               Year ended Dec. 31, 1995


                                                                Segregated Asset Subaccount                       Combined
---------------------------------------------------------------------------------------------------------------   Variable
Operations                                  NAP        NMM       NHI       NTR       NGO       N95**      N04      Account
===========================================================================================================================
Investment income (loss) - net          $    173  $   5,076  $ 12,436  $  3,432 $  1,559    $   (704)  $  (957) $   21,015
Net realized gain (loss)
on investments                            25,775        (9)    (1,697)    5,215      269      17,645       417      47,615
Net change in unrealized appreciation
or depreciation of investments           202,797         9     35,402    11,563    4,007     (15,804)    9,664     247,638
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                228,745     5,076     46,141    20,210    5,835       1,137     9,124     316,268
===========================================================================================================================
Contract Transactions
===========================================================================================================================
Net transfers*                            54,733   (70,719)     4,086   (17,680)  65,719     (36,134)       -            5
Transfers for policy loans               (23,671)    9,728     21,632      (346)    (192)     (3,417)       -        3,734
Contract terminations:
Surrender benefits                       (13,600) (101,920)  (195,631)  (22,494) (12,559)        -          -     (346,204)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions                     17,462  (162,911)  (169,913)  (40,520)  52,968     (39,551)       -     (342,465)
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year          636,772   270,048    337,075   150,081   28,553      38,414    32,696   1,493,639
Net assets at end of year               $882,979  $112,213   $213,303  $129,771 $ 87,356    $     -    $41,820  $1,467,442
===========================================================================================================================
Accumulation Unit Activity
===========================================================================================================================
Units outstanding at
beginning of year                        267,688   216,641    293,305    78,087   19,887      24,516    17,938
Net transfers*                            19,680   (55,401)     3,102    (9,314)  40,807     (22,392)       -
Transfers for policy loans                (8,213)    7,709     18,285      (162)    (120)     (2,124)       -
Contract terminations:
Surrender benefits                        (4,957)  (81,511)  (157,519)  (10,575)  (7,826)        -          -
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year         274,198    87,438    157,173    58,036   52,748         -      17,938
===========================================================================================================================
* Includes  transfer  activity from (to) other subaccounts and transfers from
  (to) IDS Life of New York's fixed account.
**For the period Jan. 1, 1995 to Nov. 15, 1995, date of maturity of securities in the 1995 Trust.

See accompanying notes to financial statements.

IDS Life of New York Account 7

Notes to Financial Statements
--------------------------------------------------------------------------------
1. Organization

IDS Life of New York Account 7 (the Variable Account) was established on Sept. 12, 1985 as a segregated asset account of IDS Life Insurance Company of New York (IDS Life of New York) under New York law and is registered as a single unit investment trust under the Investment Company Act of 1940. Operations of the Variable Account commenced on April 15, 1987.

The Variable Account is comprised of various subaccounts. Prior to Nov. 15, 1995, the date of maturity of securities in the 1995 Trust, the Variable Account was comprised of seven subaccounts. The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life of New York. Policy owners allocate their premium payment to one or more of the six subaccounts. Such funds are then invested in shares of five portfolios of IDS Life Series Fund, Inc. (the Mutual Fund) or in units of one Trust of Smith Barney Inc., Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A (the Trust).

The Mutual Fund, which commenced operations Jan. 20, 1986, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Funds allocated to Subaccount NAP are invested in the shares of the Equity Portfolio; Subaccount NMM invests in the shares of the Money Market Portfolio; Subaccount NHI invests in the shares of the Income Portfolio; Subaccount NTR invests in the shares of the Managed Portfolio; and Subaccount NGO invests in the shares of the Government Securities Portfolio. The Trust, which commenced operations Aug. 4, 1986, is registered under the Investment Company Act of 1940 as a unit investment trust. Funds allocated to the 2004 subaccount (N04) invest in units of the 2004 Trust and the 1995 subaccount (N95) funds were invested in units of the 1995 Trust. The 1995 Trust matured on Nov. 15, 1995 and is no longer available for investment.

IDS Life Insurance Company (IDS Life), parent company of IDS Life of New York, acts as the investment manager and American Express Financial Corporation acts as the investment advisor of the IDS Life Series Fund, Inc. IDS Life of New York serves as the issuer of the contract investing in the Variable Account.
Smith Barney Inc. serves as sponsor for the Trust.

--------------------------------------------------------------------------------
2. Summary of Significant Accounting Policies

Investments in Mutual Funds
Investments in shares of the mutual fund portfolios are stated at market value which is the net asset value per share as determined by the respective portfolios. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the portfolios are reinvested in additional shares of the portfolios and recorded as income by the subaccounts on the ex-dividend date.

IDS Life of New York Account 7

--------------------------------------------------------------------------------

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the portfolios' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Investments in the Trust
Investments in units of the Trust are stated at market value which is the net asset value per unit as determined by the Trust. Investment transactions are accounted for on the date the units are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method.

Unrealized  appreciation  or  depreciation  of investments  in the  accompanying financial statements represents the subaccounts' share of the Trust's undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Federal Income Taxes
IDS Life of New York is taxed as a life insurance company. The Variable Account is treated as part of IDS Life of New York for federal income tax purposes. Under existing federal income tax law, IDS Life of New York is not subject to income taxes with respect to any investment income of the Variable Account.

--------------------------------------------------------------------------------
3. Mortality Charge

IDS Life of New York deducts a mortality charge equal (except as explained below), on an annual basis, to 0.5 percent of the daily net asset value of the Variable Account. Prior to the maturity date of the policy the death benefit will always be higher than the policy value. This deduction will enable IDS Life of New York to pay this additional amount.

Although IDS Life of New York does not expect to charge more than the rate mentioned above, its charge for providing life insurance protection could be greater. IDS Life of New York guarantees that its charge will never be greater than an amount based upon the 1958 Commissioners' Standard Ordinary Mortality Table.

--------------------------------------------------------------------------------
4. Mortality and Expense Risk Charge

IDS Life of New York makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life of New York is computed daily and is equal, on an annual basis, to 0.6 percent of the daily net asset value of the Variable Account.

--------------------------------------------------------------------------------
5. Minimum Death Benefit Guarantee Risk Charge

IDS Life of New York deducts a minimum death benefit guarantee risk charge equal, on an annual basis, to 0.4 percent of the daily net asset value of the Variable Account. This deduction is made to compensate IDS Life of New York for the risk it assumes by providing a guaranteed minimum death benefit. The deduction will be made from the Variable Account and computed on a daily basis. This charge is guaranteed for the life of the contract and may not be increased.

IDS Life of New York Account 7

--------------------------------------------------------------------------------
6. Issue and Administrative Expense Charge

IDS Life of New York deducts a charge to compensate it for expenses it incurs in administering the policy, such as the costs of underwriting the policy, conducting any medical examinations, establishing and maintaining records, and providing reports to policy owners. This charge is deducted daily and is equivalent, on an annual basis, to 0.4 percent of the daily net asset value of the Variable Account during the first 10 years of the policy, and to 0.3 percent thereafter. This charge was reduced to 0.3 percent for all policy owners in 1997. There is not necessarily a relationship between the amount of the charge imposed on a particular policy and the amount of administrative expenses that may be attributable to that policy.

--------------------------------------------------------------------------------
7. Premium Tax Charge

To cover the premium taxes assessed by the state of New York and to compensate IDS Life of New York for the average premium tax expense it incurs when issuing the policy, IDS Life of New York deducts a charge equivalent, on an annual basis, to 0.1 percent of the daily net asset value of the Variable Account during the first 10 policy years, and 0 percent thereafter. This charge was reduced to 0 percent for all policy owners in 1997.

--------------------------------------------------------------------------------
8. Distribution Expense Charge

IDS Life of New York incurs certain sales and other distribution expenses at the time the policies are issued. This charge is equal, on an annual basis, to 0.3 percent of the daily average net asset value of the Variable Account for the first 10 policy years and 0 percent thereafter. This charge was reduced to 0 percent for all policy owners in 1997. IDS Life of New York anticipates that this charge, together with any applicable surrender charge, will cover the expected costs of distributing the policies. In no event will the sum of the surrender charge deducted on surrender and cumulative distribution expense charges previously deducted exceed 9 percent of the single premium paid.

--------------------------------------------------------------------------------
9. Transaction Charge

IDS Life of New York makes a daily charge against the assets of each subaccount investing in the Trust. This charge is intended to reimburse IDS Life of New York for the transaction charge paid directly by IDS Life of New York to Smith Barney Inc. on the sale of the Trust units to the Variable Account. IDS Life of New York pays these amounts from its general account assets. The amount of the asset charge is equivalent to an effective annual rate of 0.25 percent of the account value invested in the Trust. This amount may be increased in the future but in no event will it exceed an effective annual rate of 0.5 percent of the account value. The charge will be cost-based (taking into account a loss of interest) with no anticipated element of profit for IDS Life of New York. This charge also varies directly with the size of the account value.

IDS Life of New York Account 7

--------------------------------------------------------------------------------
10. Surrender Charge

IDS Life of New York will use a surrender charge to help it recover certain selling expenses. The surrender charge will be deducted during the first eight policy years. Further, IDS Life of New York guarantees that the total cumulative distribution expense charges and the surrender charge will never exceed 9 percent of the single premium. Charges by IDS Life of New York for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $688,445 in 1997, $551,374 in 1996 and $464,724 in 1995. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from contract surrender benefits paid by IDS Life of New York.

--------------------------------------------------------------------------------
11. Investment Transactions

The subaccounts' purchases of portfolio shares or trust units, including reinvestment of dividend distributions, were as follows:

                                                      Year Ended Dec. 31,
--------------------------------------------------------------------------------
Subaccount    Investment                          1997      1996       1995
================================================================================

     NAP      Equity Portfolio                  $52,171  $155,918   $ 73,918
     NMM      Money Market Portfolio              2,824    68,679     14,805
     NHI      Income Portfolio                   23,122     8,436    117,032
     NTR      Managed Portfolio                  12,337     9,550     21,771
     NGO      Government Securities Portfolio       973     3,716     67,278
     N04      2004 Trust                             65        --         --
--------------------------------------------------------------------------------
Combined Variable Account                       $91,492  $246,299   $294,804
================================================================================

--------------------------------------------------------------------------------
12. Year 2000 Issue (Unaudited)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Variable Account. The Variable Account has no computer systems of its own but is dependent upon the systems maintained by AEFC and certain other third parties.

A comprehensive review of AEFC's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. AEFC's goal is to complete internal remediation and testing of each system by the end of 1998 and to continue compliance efforts through 1999.

The Year 2000 readiness of unaffiliated investment managers and other third parties whose system failures could have an impact on the Variable Account's operations is currently being evaluated. The potential materiality of any such impact is not known at this time.


Condensed Financial Information (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
The following table gives per-unit  information  about the financial  history of each variable subaccount.

                                                                                  Year Ended Dec. 31,
------------------------------------------------------------------------------------------------------------------------------
                                                         1997   1996   1995    1994   1993    1992   1991   1990   1989  1988
==============================================================================================================================
Subaccount NAP (Investing in shares of Equity Portfolio)
Accumulation unit value at beginning of period          $3.77  $3.22  $2.38   $2.37  $2.14   $2.08  $1.28  $1.31  $1.02 $0.94
Accumulation unit value at end of period                $4.48  $3.77  $3.22   $2.38  $2.37   $2.14  $2.08  $1.28  $1.31 $1.02
Number of accumulation units outstanding at end of period
(000 omitted)                                             224    260    274     268    325     317    307    362    395   386
==============================================================================================================================
Subaccount NMM (Investing in shares of Money Market Portfolio)
Accumulation unit value at beginning of period          $1.32  $1.28  $1.25   $1.23  $1.23   $1.21  $1.18  $1.12  $1.06 $1.02
Accumulation unit value at end of period                $1.36  $1.32  $1.28   $1.25  $1.23   $1.23  $1.21  $1.18  $1.12 $1.06
Number of accumulation units outstanding at end of period
(000 omitted)                                              71     71     87     217    165     165    247    219    243   228
==============================================================================================================================
Subaccount NHI (Investing in shares of Income  Portfolio)
Accumulation unit value at beginning of period.         $1.38  $1.36  $1.15   $1.23  $1.10   $1.02  $0.90  $1.12  $1.16 $1.05
Accumulation unit value at end of period                $1.46  $1.38  $1.36   $1.15  $1.23   $1.10  $1.02  $0.90  $1.12 $1.16
Number of accumulation units outstanding at end of period
(000 omitted)                                             105    124    157     293    326     358    358    148    610   742
==============================================================================================================================
Subaccount NTR (Investing in shares of Managed Portfolio)
Accumulation unit value at beginning of period          $2.50  $2.24  $1.92   $1.95  $1.67   $1.55  $1.20  $1.21  $1.06 $0.92
Accumulation unit value at end of period                $2.89  $2.50  $2.24   $1.92  $1.95   $1.67  $1.55  $1.20  $1.21 $1.06
Number of accumulation units outstanding at end of period
(000 omitted)                                              53     59     58      78    127     144    109     94    145   101
==============================================================================================================================
Subaccount NGO (Investing in shares of Government Securities Portfolio)
Accumulation unit value at beginning of period          $1.64  $1.66  $1.44   $1.54  $1.41   $1.35  $1.19  $1.13  $1.05 $1.02
Accumulation unit value at end of period                $1.75  $1.64  $1.66   $1.44  $1.54   $1.41  $1.35  $1.19  $1.13 $1.05
Number of accumulation units outstanding at end of period
(000 omitted)                                               7     13     53      20     20      28     65     50     10    20
==============================================================================================================================
Subaccount N951 (Investing in shares of 1995 Trust)
Accumulation unit value at beginning of period             --     --  $1.57   $1.58  $1.52   $1.45  $1.28  $1.19  $1.05 $1.00
Accumulation unit value at end of period                   --     --     --   $1.57  $1.58   $1.52  $1.45  $1.28  $1.19 $1.05
Number of accumulation units outstanding at end of period
(000 omitted)                                              --     --     --      25     35      59     69     50     55    59
==============================================================================================================================
Subaccount N042 (Investing in shares of 2004 Trust)
Accumulation unit value at beginning of period          $2.25  $2.33  $1.82   $2.06  $1.74   $1.63  $1.38  $1.36  $1.13 $1.00
Accumulation unit value at end of period                $2.45  $2.25  $2.33   $1.82  $2.06   $1.74  $1.63  $1.38  $1.36 $1.13
Number of accumulation units outstanding at end of period
(000 omitted)                                              12     18     18      18     36      36     36     12     12    12
==============================================================================================================================
1 The 1995 Trust matured on Nov. 15, 1995.
2 Subaccount N04 commenced operations on July 19, 1988.


Report of Independent Auditors

The Board of Directors
IDS Life Insurance Company of New York

We have audited the accompanying balance sheets of IDS Life Insurance Company of New York (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 1997 and 1996, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company of New York at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.



Ernst & Young LLP
Minneapolis, Minnesota
February 5, 1998

IDS LIFE INSURANCE COMPANY OF NEW YORK
--------------------------------------------------------------------------
BALANCE SHEETS                              Dec. 31, 1997    Dec. 31, 1996

ASSETS                                                (thousands)
--------------------------------------------------------------------------
Investments:
Fixed maturities:
Held to maturity, at amortized cost (Fair value:
1997, $562,979; 1996, $604,635)                 $ 535,651        $ 585,812
Available for sale, at fair value (Fair value:
1996, $582,962; 1996, $590,608)                   603,576          601,623
Mortgage loans on real estate                     178,826          160,017
Policy loans                                       23,349           20,077
Other investments                                     970            1,374
--------------------------------------------------------------------------
Total investments                               1,342,372        1,368,903
--------------------------------------------------------------------------
Accrued investment income                          20,205           21,068
Deferred policy acquisition costs                 126,614          119,183
Other assets                                        4,227            3,950
Separate account assets                         1,236,759          950,018
--------------------------------------------------------------------------
Total assets                                   $2,730,177       $2,463,122
--------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------
Liabilities:
Future policy benefits:
Fixed annuities                                  $964,483       $1,054,954
Universal life-type insurance                     147,744          142,278
Traditional life, disability income
and long-term care insurance                       50,469           45,338
Policy claims and other policyholders' funds        4,013            3,155
Deferred income taxes                              11,445            9,046
Amounts due to brokers                             29,054            3,007
Other liabilities                                  28,931           25,463
Separate account liabilities                    1,236,759          950,018
--------------------------------------------------------------------------
Total liabilities                               2,472,898        2,233,259
--------------------------------------------------------------------------
Stockholder's equity:
Capital stock, $10 par value per share;
200,000 shares authorized, issued and outstanding   2,000            2,000
Additional paid-in capital                         49,000           49,000
Net unrealized gain on investments                 13,175            6,937
Retained earnings                                 193,104          171,926
--------------------------------------------------------------------------
Total stockholder's equity                        257,279          229,863
--------------------------------------------------------------------------
Total liabilities and stockholder's equity     $2,730,177       $2,463,122
--------------------------------------------------------------------------
See accompanying notes.

-------------------------------------------------------------------------------
STATEMENTS OF INCOME
                                                     Years ended Dec. 31,
                                               1997         1996         1995
                                                         (thousands)
-------------------------------------------------------------------------------
Revenues:
Traditional life, disability income
and long-term care insurance
premiums                                     $ 12,376    $  10,931      $ 9,280
Policyholder and contractholder charges        18,319       15,832       13,216
Mortality and expense risk fees                11,312        8,574        6,213
Net investment income                         106,274      109,468      110,924
Net realized gains (losses) on investments        547       (1,424)       1,548
-------------------------------------------------------------------------------
Total revenues                                148,828      143,381      141,181
-------------------------------------------------------------------------------
Benefits and expenses:
Death and other benefits:
Traditional life, disability income
and long-term care insurance                    3,633        4,182        3,354
Universal life-type insurance
and investment contracts                        3,852        4,409        4,548
Increase in liabilities for future
policy benefits for traditional life,
disability income and
long-term care insurance                        3,979        2,324        1,958
Interest credited on universal life-type
insurance and investment contracts             62,294       65,099       68,630
Amortization of deferred policy
acquisition costs                              17,201       16,071       13,085
Other insurance and operating expenses         10,220        8,972        7,474
-------------------------------------------------------------------------------
Total benefits and expenses                   101,179      101,057       99,049
-------------------------------------------------------------------------------
Income before income taxes                     47,649       42,324       42,132
Income taxes                                   16,471       14,640       14,745
-------------------------------------------------------------------------------
Net income                                   $ 31,178     $ 27,684     $ 27,387
-------------------------------------------------------------------------------
See accompanying notes.


 STATEMENTS OF STOCKHOLDER'S EQUITY

                                Three years ended December 31, 1997
                                           (thousands)

                                        Additional  Net Unrealized
                               Capital   Paid-In     Gains (Losses) Retained
                                Stock    Capital    on Investments  Earnings     Total
---------------------------------------------------------------------------------------

Balance, December 31, 1994     $2,000   $ 49,000      $ (12,369)    $133,090   $171,721
  Net income                       --         --             --       27,387     27,387
  Change in net unrealized
   gains (losses) on investments   --         --         27,710           --     27,710
  Cash dividends                   --         --             --       (8,000)    (8,000)
  Loss on investment transfer
   to parent                       --         --             --         (235)      (235)
----------------------------------------------------------------------------------------
Balance, December 31, 1995      2,000     49,000         15,341      152,242    218,583
  Net income                       --         --             --       27,684     27,684
  Change in net unrealized
   gains (losses) on investments   --         --         (8,404)          --     (8,404)
  Cash dividends                   --         --             --       (8,000)    (8,000)
----------------------------------------------------------------------------------------
Balance, December 31, 1996      2,000     49,000          6,937      171,926    229,863
  Net income                       --         --             --       31,178     31,178
  Change in net unrealized
   gains (losses) on investments   --         --          6,238           --      6,238
  Cash dividends                   --         --             --      (10,000)   (10,000)
----------------------------------------------------------------------------------------
Balance, December 31, 1997     $2,000    $49,000       $ 13,175     $193,104   $257,279
----------------------------------------------------------------------------------------
See accompanying notes.

--------------------------------------------------------------------------------
STATEMENTS OF CASH FLOWS                               Years ended Dec. 31,
                                                 1997        1996       1995
                                                        (thousands)
--------------------------------------------------------------------------------
Cash flows from operating activities:
Net income                                    $31,178      $27,684      $27,387
Adjustments to reconcile net income to net
cash provided by operating activities:
Policy loan issuance, excluding universal
life-type insurance                            (3,073)      (2,473)      (2,093)
Policy loan repayment, excluding universal
life-type insurance                             1,897        1,571          881
Change in accrued investment income               863        1,504       (1,055)
Change in deferred policy acquisition
costs, net                                     (7,431)      (9,087)     (11,017)
Change in liabilities for future policy
benefits for traditional life, disability income
and long-term care insurance                    5,131        2,861        1,931
Change in policy claims and other
policyholders' funds                              858         (489)         427
Deferred income tax benefit                      (960)      (2,095)      (1,301)
Change in other liabilities                     3,468        4,434        2,429
(Accretion of discount)
amortization of premium, net                     (352)        (652)        (480)
Net realized (gain) loss on investments          (547)       1,424       (1,548)
Policyholder and contractholder
charges, non-cash                              (8,772)      (7,831)      (6,962)
Other, net                                       (557)      (1,781)        (508)
--------------------------------------------------------------------------------
Net cash provided by operating activities     $21,703      $15,070      $ 8,091
--------------------------------------------------------------------------------
Cash flows from investing activities:
Fixed maturities held to maturity:
Purchases                                   $      -- $         --    $ (37,540)
Maturities, sinking fund payments and calls    36,511       39,082       34,216
Sales                                          12,616       14,465       28,905
Fixed maturities available for sale:
Purchases                                    (101,818)     (97,370)    (133,503)
Maturities, sinking fund payments and calls    84,229       71,939       44,234
Sales                                          27,055       15,669        8,839
Other investments, excluding policy loans:
Purchases                                     (33,243)     (14,802)      (1,939)
Sales                                          14,233       12,659        5,993
Change in amounts due from broker                 995           --           --
Change in amounts due to broker                26,047       (6,993)      10,000
--------------------------------------------------------------------------------
Net cash provided by (used in) investing
activities                                     66,625       34,649      (40,795)
--------------------------------------------------------------------------------
Cash flows from financing activities:
Activity related to universal life-type insurance
and investment contracts:
Considerations received                       112,732      131,011      159,431
Surrenders and death benefits                (251,259)    (236,689)    (190,695)
Interest credited to account balances          62,294       65,099       68,630
Universal life-type insurance policy loans:
Issuance                                       (4,848)      (4,490)      (4,870)
Repayment                                       2,753        3,350        2,946
Cash dividend to parent                       (10,000)      (8,000)      (8,000)
--------------------------------------------------------------------------------
Net cash (used in) provided by financing
activities                                    (88,328)     (49,719)      27,442
--------------------------------------------------------------------------------
Net (decrease) increase in cash and cash
equivalents                                        --           --       (5,262)
Cash and cash equivalents at beginning of year     --           --        5,262
--------------------------------------------------------------------------------
Cash and cash equivalents at end of year        $  --        $  --       $   --
--------------------------------------------------------------------------------
See accompanying notes.

NOTES TO FINANCIAL STATEMENTS ($ thousands)

1.    Summary of significant accounting policies
      ------------------------------------------

      Nature of business

      IDS Life Insurance Company of New York (the Company) is engaged in the insurance and annuity business in the state of New York. The Company's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

      Basis of presentation

      The Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance as reconciled in Note 11.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Investments

      Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of stockholder's equity, net of deferred income taxes.

      Realized investment gains or losses are determined on an identified cost basis.

      Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

      Mortgage loans on real estate are carried at amortized cost less allowances for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

      ------------------------------------------------------

      Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in an allowance for mortgage loan losses. The allowance for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the allowance account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the allowance for mortgage loan losses.

      The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

      The cost of interest rate caps is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps is included in other investments.

      Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

      When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

      Statements of cash flows

      The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

      Supplementary information to the statements of cash flows for the years ended December 31 is summarized as follows:

                                         1997        1996         1995
                                         ----        ----         ----
       Cash paid during the year for:
         Income taxes                 $17,811     $15,247      $15,026
         Interest on borrowings         1,026         777          742

      Recognition of profits on annuity contracts and insurance policies

      Profits on fixed deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

      The retrospective deposit method is used in accounting for universal life-type insurance. This method recognizes profits over the lives of the policies in proportion to the estimated gross profits expected to be realized.

      ------------------------------------------------------

      Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

      Policyholder and contractholder charges include the monthly cost of insurance charges and issue and administrative fees. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Mortality and expense fees are charged to the variable annuity and variable life insurance separate accounts.

      Deferred policy acquisition costs

      The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts.
      The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized in relation to accumulation values and surrender charge revenue. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

      Liabilities for future policy benefits

      Liabilities for universal life-type insurance and deferred annuities are accumulation values.

      Liabilities for fixed annuities in a benefit status are based on mortality tables with various interest rates ranging from 5% to 9.5%, depending on year of issue.

      Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

      Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 4 to 10 years.

      Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on a national survey. Anticipated interest rates for claim reserves for both disability income and long-term care range from 6% to 8%.

      ------------------------------------------------------

      Reinsurance

      The maximum amount of life insurance risk retained by the Company on any one life is $750 of life and waiver of premium benefits plus $50 of accidental death benefits. The maximum amount of disability income risk retained by the Company on any one life is $6 of monthly benefit for benefit periods longer than three years. The excesses are reinsured with other life insurance companies on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis.

      Federal income taxes

      The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

      Included in other liabilities at December 31, 1997 and 1996 are $5,026 and $5,161, respectively, payable to IDS Life for federal income taxes.

      Separate account business

      The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

      The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and the beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

      Reclassifications

      Certain 1996 and 1995 amounts have been reclassified to conform to the 1997 presentation.

2.    Investments
      -----------

      Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

      The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1997 are as follows:

                                                  Gross      Gross
                                     Amortized  Unrealized Unrealized   Fair
       Held to maturity                Cost       Gains      Losses     Value
       ----------------                ----       -----      ------     -----

       U.S. Government agency
         obligations                 $  3,690  $     253  $      --  $  3,943
       Corporate bonds and
         obligations                  476,108      27,361        444   503,025
       Mortgage-backed securities      55,853         452        294    56,011
                                      -------      ------        ---   -------
                                     $535,651     $28,066       $738  $562,979
                                      =======      ======        ===   =======

                                                   Gross      Gross
                                    Amortized   Unrealized  Unrealized   Fair
       Available for sale              Cost        Gains      Losses     Value
       ------------------              ----        -----      ------     -----

       State and municipal
        obligations                  $    104    $     10    $    --  $    114
       Corporate bonds and
       obligations                    281,555      14,272      1,635   294,192
       Mortgage-backed securities     301,303       8,253        286   309,270
                                      -------      ------      -----   -------
                                     $582,962     $22,535     $1,921  $603,576
                                      =======      ======      =====   =======


      The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1996 are as follows:

                                                   Gross      Gross
                                     Amortized  Unrealized  Unrealized   Fair
       Held to maturity                Cost        Gains      Losses     Value
       ----------------                ----        -----      ------     -----

       U.S. Government agency
        obligations                  $  4,498     $   144    $    --  $  4,642
       Corporate bonds and
        obligations                   523,807      23,060      2,964   543,903
       Mortgage-backed securities      57,507         409      1,826    56,090
                                      -------      ------      -----   -------
                                     $585,812     $23,613     $4,790  $604,635
                                      =======      ======      =====   =======

                                                  Gross       Gross
                                    Amortized   Unrealized  Unrealized   Fair
       Available for sale              Cost       Gains       Losses     Value
       ------------------           ---------   ----------  ----------   -----

       State and municipal
       obligations                   $    105     $    10    $    --  $    115
       Corporate bonds and
       obligations                    260,966       8,857      1,181   268,642
       Mortgage-backed securities     329,537       5,788      2,459   332,866
                                      -------      ------      -----   -------
                                     $590,608     $14,655     $3,640  $601,623
                                      =======      ======      =====   =======

      -----------------------

      The amortized cost and fair value of investments in fixed maturities at December 31, 1997 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized        Fair
       Held to maturity                          Cost           Value
       ----------------                        ---------        -----

       Due in one year or less                   $18,376      $ 18,593
       Due from one to five years                 84,712        89,432
       Due from five to ten years                309,104       325,967
       Due in more than ten years                 67,606        72,976
       Mortgage-backed securities                 55,853        56,011
                                                 -------       -------
                                                $535,651      $562,979
                                                 =======       =======

                                                Amortized        Fair
       Available for sale                         Cost           Value
       ------------------                       ---------        -----

       Due in one year or less                   $12,635      $ 12,747
       Due from one to five years                 39,808        42,497
       Due from five to ten years                139,686       145,567
       Due in more than ten years                 89,530        93,495
       Mortgage-backed securities                301,303       309,270
                                                 -------       -------
                                                $582,962      $603,576
                                                 =======       =======



      During the years ended December 31, 1997, 1996 and 1995, fixed maturities classified as held to maturity were sold with amortized cost of $12,737, $14,507 and $27,971, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness.

      Fixed maturities available for sale were sold during 1997 with proceeds of $27,055 and gross realized gains and losses of $461 and $309, respectively. Fixed maturities available for sale were sold during 1996 with proceeds of $15,669 and gross realized gains and losses of $28 and $1,541, respectively. Fixed maturities available for sale were sold during 1995 with proceeds of $8,839 and gross realized gains and losses of $nil and $74, respectively.

      At December 31, 1997, bonds carried at $259 were on deposit with the state of New York as required by law.

      -----------------------

      At December 31, 1997, investments in fixed maturities comprised
      85 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $117 million which are rated by AEFC internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

         Rating                              1997             1996
       ---------                             ----             ----
       Aaa/AAA                           $  367,242      $  396,097
       Aa/AA                                  9,685          13,996
       Aa/A                                  13,646          10,197
       A/A                                  162,275         196,542
       A/BBB                                 81,463          62,488
       Baa/BBB                              343,519         336,706
       Baa/BB                                21,519          51,639
       Below investment grade               119,264         108,755
                                          ---------       ---------
                                         $1,118,613      $1,176,420
                                          =========       =========

      At December 31, 1997, 96 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities.

      At December 31, 1997, approximately 13 percent of the Company's investments were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                              December 31, 1997          December 31, 1996
                            -----------------------   -----------------------
                            On Balance  Commitments   On Balance  Commitments
       Region                  Sheet    to Purchase      Sheet    to Purchase
       ------                  -----    -----------      -----    -----------
       West North Central    $ 27,833  $       --      $ 23,191      $1,342
       East North Central      33,515          --        33,430       1,708
       South Atlantic          34,182       2,750        35,501          --
       Middle Atlantic         24,485          --        22,889          --
       Pacific                  9,873          --        12,986          --
       Mountain                32,864       6,417        15,425          --
       New England              8,624          --         8,805          --
       East South Central       8,698          --         8,825          --
       West South Central         252          --           265          --
                              -------       -----       -------       -----
                              180,326       9,167       161,317       3,050
       Less allowance for
        losses                  1,500          --         1,300          --
                              -------       -----       -------       -----
                             $178,826       $9,167     $160,017      $3,050
                              =======        =====      =======       =====

                               December 31, 1997         December 31, 1996
                            ----------------------  ------------------------
                            On Balance Commitments  On Balance   Commitments
        Property type          Sheet   to Purchase     Sheet     to Purchase
       --------------          -----   -----------     -----     -----------
       Apartments            $ 68,823     $    --    $ 70,292        $1,708
       Department/retail       54,622       6,417      48,476         1,342
       stores
       Office buildings        25,042       1,650      18,684            --
       Industrial buildings    17,975       1,100      11,956            --
       Nursing/retirement       6,035          --       6,477            --
       Medical buildings        7,577          --       5,167            --
       Hotels/motels              252          --         265            --
                              -------       -----     -------         -----
                              180,326       9,167     161,317         3,050
       Less allowance for
        losses                  1,500          --       1,300            --
                              -------       -----     -------         -----
                             $178,826      $9,167    $160,017        $3,050
                              =======       =====     =======         =====

      -----------------------

      Mortgage loan fundings are restricted by state insurance regulatory authority to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

      At December 31, 1997 and 1996, the Company's recorded investment in impaired loans was $1,299 and $1,327, with allowances of $300 and $300, respectively. During 1997 and 1996, the average recorded investment in impaired loans was $1,312 and $1,628, respectively.

      The Company recognized $126 and $152 of interest income related to impaired loans for the years ended December 31, 1997 and 1996, respectively.

      The following table presents changes in the allowance for investment losses related to all loans:

                                               1997         1996        1995
                                               ----         ----        ----
       Balance, January 1                    $1,300      $   445        $445
       Provision for investment losses          200          855          --
                                              -----        -----         ---
       Balance, December 31                  $1,500       $1,300        $445
                                              =====        =====         ===

      Net investment income for the years ended December 31 is summarized as follows:

                                         1997          1996         1995
                                         ----          ----         ----
       Interest on fixed maturities   $ 92,007      $ 95,574     $ 97,092
       Interest on mortgage loans       14,228        14,171       13,888
       Other investment income           1,715         1,293        1,291
       Interest on cash equivalents         91            67          186
                                       -------       -------      -------
                                       108,041       111,105      112,457
       Less investment expenses          1,767         1,637        1,533
                                       -------       -------      -------
                                      $106,274      $109,468     $110,924
                                       =======       =======      =======

      Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

                                        1997        1996        1995
                                        ----        ----        ----
       Fixed maturities                 $844      $  (572)     $1,997
       Mortgage loans                   (200)        (855)       (487)
       Other investments                 (97)           3          38
                                        ----       ------       -----
                                        $547      $(1,424)     $1,548
                                         ===        =====       =====

      Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:
                                        1997         1996           1995
                                        ----         ----           ----
       Fixed maturities
        available for sale              9,599      (13,215)        43,726

3.    Income taxes
      ------------

      The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

      The income tax expense for the years ending December 31 consists of the following:

                                       1997         1996           1995
                                       ----         ----           ----
       Federal income taxes:
       Current                       $16,371      $15,735        $15,146
       Deferred                         (960)      (2,095)        (1,301)
                                      ------     --------       --------
                                      15,411       13,640         13,845
       State income taxes-current      1,060        1,000            900
                                      ------       ------         ------
       Income tax expense            $16,471      $14,640        $14,745
                                      ======       ======         ======


      Increases (decreases) to the federal tax provision applicable to pretax income based on the statutory rate are attributable to:
                                        1997           1996            1995
                                  --------------  --------------  -------------
                                  Provision Rate  Provision Rate  Provision Rate
                                  --------- ----  --------- ----  --------- ----
      Federal income taxes based
        on the statutory rate      $16,677  35.0%  $14,814  35.0% $14,746  35.0%
      Increases (decreases)
        are attributable to:
          Tax-excluded interest
            and dividend income       (569) (1.2)     (458) (1.1)    (464) (1.1)
          State tax, net benefit       689   1.4       650   1.5      585   1.4
          Other, net                  (326) (0.6)     (366) (0.8)    (122) (0.3)
                                    ------  ----    ------  ----   ------  ----
      Federal income taxes         $16,471  34.6%  $14,640  34.6% $14,745  35.0%
                                    ======  ====    ======  ====   ======  ====

      A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 1997, the Company had a policyholders' surplus account balance of $798. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $279 have not been established because no distributions of such amounts are contemplated.

      Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:
                                                    1997       1996
       Deferred income tax assets:
       Policy reserves                            $28,922    $28,809
       Other                                        5,467      4,018
                                                    -----      -----
            Total deferred income tax assets       34,389     32,827


       Deferred income tax liabilities:
       Deferred policy acquisition costs           36,594     35,302
       Investments                                  9,240      6,571
                                                   ------    -------
            Total deferred income tax
              liabilities                          45,834     41,873
                                                   ------     ------
            Net deferred income tax liabilities   $11,445     $9,046
                                                   ======      =====

      ------------------------

      The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4.    Stockholder's equity
      --------------------

      Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by the New York Department of Insurance. All dividend distributions must be approved by the New York Department of Insurance. Statutory unassigned surplus aggregated $115,828 and $94,007 as of December 31, 1997 and 1996, respectively (see Note 3 with respect to the income tax effect of certain distributions and Note 11 for a reconciliation of net income and stockholder's equity per the accompanying financial statements to statutory net income and surplus).

5.    Benefit plans
      -------------

      The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $39, $34 and $33 in 1997, 1996 and 1995, respectively.

      The Company has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 1997, 1996 and 1995, which are calculated on the basis of commission earnings of the individual financial advisors, were $1,965, $1,474 and $1,392, respectively. Such costs are included in deferred policy acquisition costs.

      The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1997, 1996 and 1995 were $312, $248 and $231, respectively.

      The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service-related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. Accordingly, costs of such benefits to the Company are included in employee compensation and benefits and cannot be identified on a separate company basis.

6.    Incentive plan and related party operating expenses
      ---------------------------------------------------

      The Company maintains a "Persistency Payment Plan." Under the terms of this plan, financial advisors earn additional compensation based on the volume and persistency of insurance sales. The total costs for the plan for 1997, 1996 and 1995 were $1,490, $1,424 and $1,720, respectively. Such costs are included in deferred policy acquisition costs.

      Charges by IDS Life and AEFC for the use of joint facilities, marketing services and other services aggregated $11,589, $12,389 and $12,122 for 1997, 1996 and 1995, respectively. Certain of these costs are included in deferred policy acquisition costs.

7.    Commitments and contingencies
      -----------------------------

      At December 31, 1997 and 1996, traditional life insurance and universal life-type insurance in force aggregated $4,513,251 and $4,053,561, respectively, of which $220,798 and $203,963 were reinsured at the respective year ends.

      In addition, the Company has a stop loss reinsurance agreement with IDS Life covering ordinary life benefits. IDS Life agrees to pay all death benefits incurred each year which exceed 125 percent of normal claims, where normal claims are defined in the agreement as .095 percent of the mean retained life insurance in force. Premiums ceded to IDS Life amounted to $115, $98 and $85 for the years ended December 31, 1997, 1996 and 1995, respectively. Claim recoveries under the terms of this reinsurance agreement were $963, $861 and $1,426 in 1997, 1996 and 1995, respectively.

      Premiums ceded to reinsurers other than IDS Life amounted to $1,583, $747 and $667 for the years ended December 31, 1997, 1996 and 1995, respectively. Reinsurance recovered from reinsurers other than IDS Life amounted to $1,366, $66 and $576 for the years ended
      December 31, 1997, 1996 and 1995.

      Reinsurance contracts do not relieve the Company from its primary obligations to policyholders.

      The Company has an agreement to assume a block of extended term life insurance business. The amount of insurance in force related to this agreement was $303,263 and $345,943 at December 31, 1997 and 1996, respectively. The accompanying statement of income includes premiums of $nil for the years ended December 31, 1997, 1996 and 1995, and decreases in liabilities for future policy benefits of $1,889, $2,010 and $2,039 related to this agreement for the years ended December 31, 1997, 1996 and 1995, respectively.

8.    Lines of credit
      ---------------

      The Company has an available line of credit with AEFC aggregating $25,000. The line of credit is at 45 basis points over the Federal
      Funds rate.   A $20,000 line of credit with another bank expired on
      June 30, 1997 and the Company did not seek renewal. Outstanding borrowings under these agreements were $nil at December 31, 1997 and 1996.

9.    Derivative financial instruments
      --------------------------------

      The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

      --------------------------------------------

      Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate.
      The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

      Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty and industry, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

      Credit risk related to interest rate caps is measured by replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

      The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

      The Company's holdings of derivative financial instruments are as follows:


                             Notional    Carrying     Fair      Total Credit
       December 31, 1997      Amount      Amount      Value       Exposure
       -----------------      ------      ------      -----       --------
       Assets:
       Interest rate caps    $200,000      $ 970       $ 62          $ 62
                              =======        ===         ==            ==

       December 31, 1996
       -----------------
       Assets:
       Interest rate caps    $250,000     $1,374       $832         $832
                              =======      =====        ===          ===

      The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps expire on various dates through 2000.

      Interest rate caps are used to manage the Company's exposure to interest rate risk. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

10.   Fair values of financial instruments
      ------------------------------------

      The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs, are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

      ------------------------------------------------


                                                1997                1996
                                         ------------------  -----------------
                                         Carrying     Fair   Carrying    Fair
       Financial Assets                   Amount      Value   Amount     Value
       ----------------                   ------      -----   ------     -----
       Investments:
       Fixed maturities (Note 2):
       Held to maturity                  $ 535,651 $ 562,979  $585,812  $604,635
       Available for sale                  603,576   603,576   601,623   601,623
       Mortgage loans on real estate       178,826   187,992   160,017   164,444
       (Note 2)
       Other:
       Derivative financial                    970        62     1,374       832
       instruments (Note 9)
       Separate accounts assets (Note 1) 1,236,759 1,236,759   950,018   950,018


       Financial Liabilities
       Future policy benefits for
         fixed annuities                   880,809   852,391   979,030   946,359
       Separate account liabilities      1,136,408 1,086,565   880,160   838,492

      At December 31, 1997 and 1996, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $78,853 and $72,252, respectively, and policy loans of $4,821 and $3,672, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 1997 and 1996. The fair value of deferred annuities is estimated as the carrying amount less any surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1997 and 1996.

      At December 31, 1997 and 1996, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $100,351and $69,859, respectively.

11.   Statutory insurance accounting practices
      ----------------------------------------

      Reconciliations of net income for 1997, 1996 and 1995 and stockholder's equity at December 31, 1997 and 1996, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

                                              1997          1996         1995
                                              ----          ----         ----
       Net income, per accompanying
          financial statements               $31,178      $27,684       $27,387
       Deferred policy acquisition costs      (7,432)      (9,087)      (11,017)
       Adjustments of future policy
          benefit liabilities                 (4,928)      (9,683)      (10,655)
       Deferred income tax benefit              (960)      (2,095)       (1,301)
       Provision for losses on                   296          877            --
       investments
       IMR gain/loss transfer and               (119)       1,010          (331)
       amortization
       Adjustment to separate account         10,267        8,863        20,769
       reserves
       Other, net                                430          116           948
                                              ------       ------        ------
       Net income, on basis of
          statutory accounting practices     $28,732      $17,685       $25,800
                                              ======       ======        ======


       Stockholder's equity, per accompanying
          financial statements              $257,279     $229,863
       Deferred policy acquisition costs    (126,614)    (119,183)
       Adjustments of future policy            9,452       13,458
       benefit

       liabilities
       Deferred income taxes                  11,445        9,046
       Asset valuation reserve               (16,698)     (19,446)
       Adjustments of separate account        53,456       43,189
       liabilities
       Adjustments of investments to
       amortized cost                        (20,613)     (11,016)
       Premiums due, deferred and advance      1,237        1,149
       Deferred revenue liability              1,941        1,342
       Allowance for losses                    1,645        1,349
       Non-admitted assets                      (552)        (634)
       Interest maintenance reserve           (1,551)      (1,432)
       Other, net                             (1,463)        (281)
                                             --------     --------
       Stockholder's equity, on basis of
       statutory accounting practices       $168,963     $147,404
                                             =======      =======

12.   Year 2000 Issue (unaudited)
      ---------------------------

      The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Company. All of the systems used by the Company are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. The Company's business is heavily dependent upon AEFC's computer systems and has significant interactions with systems of third parties.

      A comprehensive review of AEFC's computer systems and business processes, including those specific to the Company, has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. AEFC's goal is to complete internal remediation and testing of each system by the end of 1998 and to continue compliance efforts through 1999.

      AEFC is evaluating the Year 2000 readiness of advisors and other third parties whose system failures could have an impact on the Company's operations. The potential materiality of any such impact is not known at this time.

(Back cover)

Smith Barney LifeVestSM
certain investments are sponsored by:
Smith Barney and subsidiaries

Smith Barney LifeVestSM
is underwritten, issued, managed and serviced by:
IDS Life Insurance Company of New York